SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 6, 1999




                           ENGINEERING ANIMATION, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE             000-27670                 42-1323712
     (State or other         (Commission              (I.R.S. Employer
     jurisdiction of         File Number)             Identification No.)
     incorporation)


                              2321 North Loop Drive
                                Ames, Iowa 50010
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (515) 296-9908



                                      None
                         --------------------------------

         (Former name or former address, if changed since last report.)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On July 6, 1999, Engineering Animation, Inc. (the "Company") announced that it would streamline its operations by exiting its Interactive Games and Science and Technology business. The Company's exit from the business will be accounted for as discontinued operations and reflected as such in the Company's future financial reporting. A reserve for discontinued operations will be created in the second quarter to cover the costs of exiting those businesses. The Company's press release describing this event is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 9, 1999                ENGINEERING ANIMATION, INC.
     -------------                (Registrant)

                                  /s/ Jamie A. Wade
                                  -------------------
                                  Jamie A. Wade
                                  Vice President of Administration

                               INDEX TO EXHIBITS



Exhibit      Description

99.1         Press release issued